SUB-ITEM 77Q1(a)


                                AMENDMENT NO. 8
                                       TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM FUNDS GROUP


         This Amendment No. 8 to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (this "Amendment") amends, effective as of June 12, 2001, the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group dated as of November 5, 1998 (the "Restated Agreement").

         Under Section 9.7 of the Restated Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Restated Agreement is hereby amended as follows:

         1. Schedule A of the Restated Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Restated Agreement to "this Agreement" shallmean the Restated Agreement as amended by this Amendment and all prior amendments thereto.

         3. Except as specifically amended by this Amendment, the Restated Agreement (including all prior amendments) is hereby confirmed and remains in full force and effect.


          IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 12, 2001.


                                                        /s/  Robert H. Graham
                                                    --------------------------
                                                    Name:  Robert H. Graham
                                                    Title:    President

                          EXHIBIT 1 TO AMENDMENT NO. 8
                                       TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM FUNDS GROUP



                                  "SCHEDULE A
                                AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF

AIM Balanced Fund                               AIM Select Growth Fund
-----------------                               ----------------------

Class A Shares                                  Class A Shares
Class B Shares                                  Class B Shares
Class C Shares                                  Class C Shares


AIM Basic Balanced Fund                         AIM Small Cap Equity Fund
-----------------------                         -------------------------

Class A Shares                                  Class A Shares
Class B Shares                                  Class B Shares
Class C Shares                                  Class C Shares


AIM European Small Company Fund                 AIM Value Fund
-------------------------------                 --------------

Class A Shares                                  Class A Shares
Class B Shares                                  Class B Shares
Class C Shares                                  Class C Shares


AIM Global Utilities Fund                       AIM Value II Fund
-----------------------------------------------------------------

Class A Shares                                  Class A Shares
Class B Shares                                  Class B Shares
Class C Shares                                  Class C Shares


AIM International Emerging Growth Fund          AIM Worldwide Spectrum Fund
--------------------------------------          ---------------------------
Class A Shares                                  Class A Shares
Class B Shares                                  Class B Shares
Class C Shares                                  Class C Shares"


AIM New Technology Fund
-----------------------

Class A Shares
Class B Shares
Class C Shares



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